UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

VENTAS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 18, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Ventas, Inc. (the “Company”), dated April 8, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Monday, May 18, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 1, 2020.

THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND THIS
NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2020

To the Stockholders of Ventas, Inc.:

Due to the public health concerns related to the coronavirus (COVID-19) pandemic, in support of the health and well-being of our stockholders, associates and community and in light of the guidance from local, state and federal governments, NOTICE IS HEREBY GIVEN that the location of the Company’s upcoming 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed. As previously announced, the Annual Meeting will continue to be held on Monday, May 18, 2020, at 8:00 a.m. Central Time, but the Annual Meeting will be held in a virtual-only format and stockholders will not be able to attend in person.

As described in the previously distributed Annual Meeting proxy materials, you are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 20, 2020, the record date. To be admitted to the virtual Annual Meeting, navigate to www.virtualshareholdermeeting.com/VTR2020 at the appropriate time and enter your unique 16-digit control number, which may be found on the proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials, as applicable, provided with the Company’s previously distributed proxy materials. If you attend the virtual Annual Meeting as an eligible stockholder as of the record date, you may vote your shares and ask questions during the Annual Meeting by following the instructions available on the Annual Meeting website.

Additional information regarding the rules and procedures for participating in the virtual Annual Meeting will be set forth in the rules of conduct, which stockholders can view at the Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting, or if you have any questions regarding how to use the virtual Annual Meeting platform, please call the Broadridge technical support number that will be posted on the Annual Meeting website.

Regardless of whether you plan to attend the Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the methods described in the proxy materials. The proxy card or voting instruction form included with the proxy materials that were previously distributed to you will not be updated to reflect the change in location, but you may continue to use this proxy card to vote your shares in connection with the Annual Meeting.

By Order of the Board of Directors,

/s/ Carey S. Roberts
Carey S. Roberts
Executive Vice President, General Counsel and Ethics and Compliance Officer

May 1, 2020

The Annual Meeting may be accessed on May 18, 2020 at 8:00 a.m. Central Time at www.virtualshareholdermeeting.com/VTR2020. The 2020 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2019 are available on our Investor Relations website at https://www.ventasreit.com/investor-relations. Additionally, you may access our proxy materials at www.proxyvote.com.

A copy of the Company’s press release dated May 1, 2020 is provided below.

Ventas to Hold 2020 Annual Meeting of Stockholders in Virtual Format

CHICAGO—(BUSINESS WIRE)— May 1, 2020—Ventas, Inc. (NYSE: VTR) today announced that in support of the health and well-being of its stockholders, associates and community and in light of the guidance from local, state and federal governments related to the public health threat of the coronavirus (COVID-19) pandemic, the location of the Company’s upcoming 2020 Annual Meeting of Stockholders has been changed.

The Annual Meeting will continue to be held on Monday, May 18, 2020, at 8:00 a.m. Central Time. However, the Annual Meeting will be held in a virtual-only format and stockholders will not be able to attend in person. The virtual Annual Meeting will provide eligible stockholders with the ability to vote their shares and ask questions.

As described in the previously distributed Annual Meeting proxy materials, stockholders are entitled to participate in the Annual Meeting if they were a stockholder as of the close of business on March 20, 2020, the record date. Stockholders may access the virtual Annual Meeting by navigating to www.virtualshareholdermeeting.com/VTR2020 at the appropriate time and entering their unique 16-digit control number, which may be found on the proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials, as applicable, provided with the Company’s previously distributed proxy materials. Eligible stockholders attending the virtual Annual Meeting by entering their unique 16-digit control numbers may vote their shares and ask questions during the Annual Meeting by following the instructions available on the Annual Meeting website.

Additional information regarding the rules and procedures for participating in the virtual Annual Meeting will be set forth in the rules of conduct, which stockholders can view at the Annual Meeting website. For technical support related to the virtual Annual Meeting, stockholders may contact Broadridge for assistance at the number that will be posted on the Annual Meeting website.

Regardless of Annual Meeting attendance, the Company recommends that stockholders vote in advance of the Annual Meeting by one of the methods described in the proxy materials. The proxy card or voting instruction form included with the proxy materials that were previously distributed to stockholders will not be updated to reflect the change in location, but stockholders may continue to use this proxy card to vote shares in connection with the Annual Meeting.

About Ventas

Ventas, Inc. (together with its subsidiaries, unless otherwise expressly noted, “Ventas” or the “Company”), an S&P 500 company, is a real estate investment trust with a highly diversified portfolio of senior housing, research and innovation, and healthcare properties located throughout the United States, Canada and the United Kingdom.  As of March 31, 2020, Ventas owned or managed through unconsolidated joint ventures approximately 1,200 properties (including properties classified as held for sale), consisting of senior housing communities, medical office buildings, research and innovation centers, inpatient rehabilitation and long-term acute care facilities, and health systems. Through its Lillibridge subsidiary, Ventas provides management, leasing, marketing, facility development and advisory services to highly rated hospitals and health systems throughout the United States. More information about Ventas and Lillibridge can be found at www.ventasreit.com and www.lillibridge.com.

Ventas, Inc.
Juan Sanabria
(877) 4-VENTAS

Source: Ventas, Inc.